Commitments and Contingencies	6 Months Ended
Jun. 30, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

11. Commitments and Contingencies

(a)	Lease Commitments

The Company entered into various non-cancelable operating lease agreements for its facilities over the next eight years. Certain operating leases contain provisions under which monthly rent escalates over time. When lease agreements contain escalating rent clauses or free rent periods, the Company recognizes rent expense on a straight-line basis over the term of the lease.

On January 8, 2016, the Company entered into a lease agreement (“Lease”) for approximately 90,000 square feet of new office space at 375 Beale Street in San Francisco that will house its principal executive office. This office space will replace the Company’s existing principal office at 645 Harrison Street in San Francisco, for which the lease expires in April 2018. The term of the Lease is approximately 96 months following the anticipated commencement, as amended, in October 2016, and the future minimum lease payments range from $0.4 million per month in the first 60 months to $0.5 million per month thereafter. Additionally, the Lease included a tenant improvement allowance, which provided for the landlord to pay for tenant improvements on behalf of the Company for up to $8.3 million. This amount was recorded on the lease inception date into other current assets and current and long-term liabilities in the accompanying consolidated balances sheet. Based on the terms of this landlord incentive and involvement of the Company in the construction process, the leasehold improvements purchased under the landlord incentive were determined to be property of the Company. The Company secured its lease obligation with a $7.4 million letter of credit, which it designated as restricted cash on its balance sheet as of June 30, 2016 (unaudited). The Company began recording the minimum lease payments on a straight-line basis in the second quarter of 2016.

Rent expense was $1.5 million, $2.6 million, $4.1 million, $1.9 million and $3.0 million for the years ended December 31, 2013, 2014 and 2015 and the six months ended June 30, 2015 and 2016 (unaudited), respectively.

Additionally, the Company has contractual commitments with its cloud infrastructure provider, network service providers and other vendors that are non-cancellable and expire within one to four years.

Future minimum lease payments under non-cancelable operating leases were as follows (in thousands):

Year Ending December 31:	As of December 31, 2015	As of June 30, 2016(1)
		(Unaudited)
2016	$3,793	$2,824
2017	3,498	8,596
2018	1,903	6,984
2019	513	5,673
2020	159	5,408
Thereafter	—	20,963

Total minimum lease payments	$9,866	$50,448

(1)	The future minimum lease payments related to the 375 Beale Street lease do not include the $8.3 million of tenant improvement allowance available under the lease.

Future minimum payments under other existing noncancellable purchase obligations were as follows (in thousands). Unrecognized tax benefits are not included in these amounts because any amounts expected to be settled in cash are not material:

Year Ending December 31:	As of December 31, 2015	As of June 30, 2016
		(Unaudited)
2016	$18,853	$3,871
2017	2,001	3,061
2018	—	97
2019	—	15

Total payments	$20,854	$7,044

(b)	Legal Matters

On April 30, 2015, Telesign Corporation, or Telesign, filed a lawsuit against the Company in the United States District Court, Central District of California (“Telesign I”). Telesign alleges that the Company is infringing three U.S. patents that it holds: U.S. Patent No. 8,462,920, U.S. Patent No. 8,687,038 and U.S. Patent No. 7,945,034. The patent infringement allegations in the lawsuit relate to the Company’s Programmable Authentication products, its two-factor authentication use case and an API tool to find information about a phone number. The Company has petitioned the U.S. Patent and Trademark Office for inter partes review of the patents at issue. On March 9, 2016, the District Court stayed the court case pending the resolution of those proceedings. On June 28, 2016, the Patent and Trademark Office instituted the inter partes review of the ‘034 patent. Subsequently, on July 8, 2016, the Patent and Trademark Office denied the Company’s petition for inter partes review of the ‘920 and ‘038 patents. On July 20, 2016, Telesign applied to the court to lift the stay on Telesign I. The Company opposed the request, and on September 15, 2016, the court denied the request to lift the stay on Telesign I.

On March 28, 2016, Telesign filed a second lawsuit against the Company in the United States District Court, Central District of California (“Telesign II”), alleging infringement of U.S. Patent No. 9,300,792 held by Telesign. The ‘792 patent is in the same patent family as the ‘920 and ‘038 patents asserted in Telesign I, and the infringement allegations in Telesign II relate to the Company’s Programmable Authentication products and its two-factor authentication use case. On May 23, 2016, the Company moved to dismiss the complaint in Telesign II. On August 3, 2016, the United States District Court, Central District of California, issued an order granting Twilio’s motion to dismiss Telesign’s complaint with leave to amend. Telesign filed an amended complaint on September 2, 2016 and Twilio filed a motion to dismiss Telesign’s amended complaint on September 16, 2016. With respect to each of the patents asserted in Telesign I and Telesign II, the complaints seek, among other things, to enjoin the Company from allegedly infringing the patents, along with damages for lost profits.

On February 18, 2016, a putative class action complaint was filed in the Alameda County Superior Court in California, entitled Angela Flowers v. Twilio Inc. The complaint alleges that the Company’s products permit the interception, recording and disclosure of communications at a customer’s request and in violation of the California Invasion of Privacy Act. The complaint seeks injunctive relief as well as monetary damages. On May 27, 2016, the Company filed a demurrer to the complaint. On August 2, the court issued an order denying the demurrer. Following the denial of the demurrer, the plaintiffs were required to file an amended complaint by August 18, 2016 to address any claims under California’s Unfair Competition Law, which the plaintiffs declined to do. Discovery has already begun, and will continue until August 2017, when the plaintiff must file their motion for class certification.

The Company intends to vigorously defend these lawsuits and believes it has meritorious defenses to each. It is too early in these matters to reasonably predict the probability of the outcomes or to estimate ranges of possible losses.

In addition to the litigation discussed above, from time to time, the Company is a party to legal action and subject to claims that arise in the ordinary course of business. The claims are investigated as they arise and loss estimates are accrued, when probable and reasonably estimable. While it is not feasible to predict or determine the ultimate outcome of these matters, the Company believes that these legal proceedings will not have a material adverse effect on its financial position or results of operations.

(c)	Indemnification Agreements

The Company has signed indemnification agreements with all board members and executive officers. The agreements indemnify the board members and the executive officers from claims and expenses on actions brought against the individuals separately or jointly with the Company for Indemnifiable Events. Indemnifiable Events generally mean any event or occurrence related to the fact that the board member or the executive officer was or is acting in his or her capacity as a board member or an executive officer for the Company or was or is acting or representing the interests of the Company.

In the ordinary course of business, the Company enters into contractual arrangements under which it agrees to provide indemnification of varying scope and terms to business partners and other parties with respect to certain matters, including, but not limited to, losses arising out of the breach of such agreements, intellectual property infringement claims made by third parties and other liabilities relating to or arising from the Company’s various products, or its acts or omissions. In these circumstances, payment may be conditional on the other party making a claim pursuant to the procedures specified in the particular contract. Further, the Company’s obligations under these agreements may be limited in terms of time and/or amount, and in some instances, the Company may have recourse against third parties for certain payments. The terms of such obligations may vary. As of December 31, 2014 and 2015 and June 30, 2016 (unaudited), no amounts had been accrued.

(d)	Other taxes

The Company conducts operations in many tax jurisdictions throughout the United States. In many of these jurisdictions, non-income-based taxes, such as sales and use and telecommunications taxes are assessed on the Company’s operations. Historically, the Company has not billed or collected these taxes and, in accordance with U.S. GAAP, has recorded a provision for its tax exposure in these jurisdictions when it is both probable that a liability has been incurred and the amount of the exposure can be reasonably estimated. As a result, the Company recorded a liability of $10.3 million, $17.6 million and $23.3 million as of December 31, 2014 and 2015 and June 30, 2016 (unaudited), respectively. These estimates include several key assumptions including, but not limited to, the taxability of the Company’s services, the jurisdictions in which its management believes it has nexus, and the sourcing of revenues to those jurisdictions. In the event these jurisdictions challenge management’s assumptions and analysis, the actual exposure could differ materially from the current estimates.